FNBA Mortgage Pass-Through Certificates,

Series 2004-AR1

Marketing Materials

$223,713,000 (Approximate)

GMAC Mortgage Corporation

Servicer

Greenwich Capital Acceptance, Inc.

Depositor

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                                                                   Date Prepared: September [10], 2004

FNBA Mortgage Pass-Through Certificates, Series 2004-AR1

$223,713,000 (Approximate, Subject to +/- 5% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class(1,3)	Principal Amount (Approx.) (1)	WAL (Yrs) Call/Maturity (2)	Pmt Window (Mths) Call/Maturity (2)	Tranche Type	Expected Ratings Moody’s/ S&P
A	$211,590,000	3.13 / 3.40	1-96 / 1-219	Floating Rate Senior	Aaa / AAA
M-1	$5,051,000	5.30 / 5.70	37-96 / 37-142	Floating Rate Subordinate	Aa2 / AA
M-2	$3,929,000	5.30 / 5.51	37-96 / 37-123	Floating Rate Subordinate	A2 / A
M-3	$3,143,000	4.64 / 4.64	37-96 / 37-96	Floating Rate Subordinate	Baa2 / BBB
Total	$223,713,000

(1)

The Class A, Class M-1, Class M-2 and Class M-3 Certificates are backed by cash flow from the underlying Mortgage Loans. The principal balance of each Class of Offered Certificates is subject to a 5% variance.

(2)

The WAL and Payment Windows are shown to the Optional Termination Date (as described herein) and to maturity.  See “Pricing Prepayment Speed” herein.

(3)

The Offered Certificates will accrue interest at the lesser of (i) One-Month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) [10.50%].  The margin on the Class A Certificates will double and the margin on the Class M-1, Class M-2 and Class M-3 Certificates will be equal to 1.5x the original margin beginning on the Distribution Date following the Optional Termination Date.

Depositor:

Greenwich Capital Acceptance, Inc.

Servicer:

GMAC Mortgage Corporation.

Lead Underwriter:

Greenwich Capital Markets, Inc (“RBS Greenwich Capital”).

Co-Manager:

WaMu Capital Corp.

Trustee:

Deutsche Bank National Trust Company.

Rating Agencies:

Moody’s and S&P will rate the Certificates.

Cut-off Date:

September 1, 2004.

Expected Pricing Date:

On or about September [14], 2004.

Closing Date:

On or about September 30, 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in October 2004.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates:

The “Senior Certificates” will consist of the Class A Certificates.  The Class M-1, Class M-2 and Class M-3 Certificates will be referred to herein as the “Subordinate Certificates.” The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Offered Certificates.”  The Offered Certificates are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The “Interest Accrual Period” for each Distribution Date with respect to the Offered Certificates will be the period beginning with the 19th day of the prior calendar month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 18th day of the month of such Distribution Date (on a actual/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:

The Offered Certificates are expected to be eligible for purchase by employee benefit plans and other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:

The Class A and Class M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an early termination option, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced on the following prepayment assumptions:

100% PPC - 5% - 25% CPR over 12 Months

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $224,498,972, which will consist of a pool of hybrid, adjustable rate One-Year LIBOR and Six-Month LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 24, 36, 60 or 84 months after the date of origination of each mortgage loan (“Hybrid ARM Loans” or the “Mortgage Loans”).

Credit Enhancement:

Consists of the following:

1) Excess Cashflow;

2) Overcollateralization Amount; and

3) Subordination.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Available Distribution

Amount:

With respect to any Distribution Date, an amount equal to the sum of the following amounts, net of amounts reimbursable there from to the servicer:

1)

Scheduled payments on the Mortgage Loans received during the preceding collection period, after deduction of the servicing fees and trustee fees together with any advances with respect to the Mortgage Loans;

2)

Unscheduled payments, including mortgagor prepayments in part on the Mortgage Loans, insurance proceeds, liquidation proceeds and subsequent recoveries, and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the preceding calendar month.

Certificate Interest Rate:

The “Certificate Interest Rate” for each Class of Offered Certificates will be equal to the lesser of (a) One Month LIBOR plus the related margin, (b) the Net WAC Cap Rate, and (c) 10.50%.

Net WAC Cap Rate:

The “Net WAC Cap Rate” will be a rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans adjusted to reflect the related Interest Accrual Period.

Net Mortgage

Rate:

The “Net Mortgage Rate” for any Mortgage Loan will be equal to the mortgage rate for such Mortgage Loan less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

Basis Risk Shortfall

Carry-forward Amount:

If on any Distribution Date, the related Pass-Through Rate for any Class of Offered Certificates is limited by the Net WAC Cap Rate, the “Basis Risk Shortfall Carry-forward Amount” for such Class is equal to the sum of (i) the excess of (a) the amount of interest accrued at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap Rate over (b) the amount of interest accrued on such Class based on the  related Net WAC Cap Rate and (ii) the unpaid portion of any Basis Risk Shortfall Carry-forward Amount from the prior Distribution Date together with accrued interest on such unpaid portion at the related Certificate Interest Rate, for such Class, without giving effect to the related Net WAC Cap Rate.  Any Basis Risk Shortfall Carry-forward Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available, first from funds received from the Yield Maintenance Agreement and then from any remaining Excess Cashflow as described under “Priority of Distributions”.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance

Agreement:

On the Closing Date, the Trust will enter into a “Yield Maintenance Agreement” to make payments in respect of any Basis Risk Shortfall Carry-forward Amounts on the Offered Certificates to the extent necessary on the Distribution Dates occurring from October 2004 to May 2009.  The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below.  The notional balance of the Yield Maintenance Agreement is subject to a maximum equal to the aggregate principal balance of the Offered Certificates as of such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%.   The Yield Maintenance Agreement will terminate after the Distribution Date in May 2009 and is payable on an actual/360 basis.

Yield Maintenance Agreement Schedule
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	223,713,000.00	7.84616	21	144,953,314.67	5.70438	41	88,932,609.56	6.81973
2	221,217,314.72	4.80890	22	141,460,061.96	5.89466	42	86,783,508.65	7.29030
3	218,366,177.43	4.96916	23	138,050,334.61	5.70464	43	84,685,753.20	6.82018
4	215,166,201.85	4.80883	24	134,722,139.24	5.70477	44	82,638,118.82	7.04775
5	211,625,529.67	4.80880	25	131,473,529.98	5.89506	45	80,639,410.28	6.92930
6	207,754,049.82	5.32399	26	128,302,607.36	5.70503	46	78,689,119.38	7.16048
7	203,563,378.61	4.80873	27	125,207,517.13	5.89566	47	76,785,417.98	6.92970
8	199,066,825.98	4.96898	28	122,186,449.27	5.70561	48	74,927,195.27	6.92991
9	194,279,347.43	4.80865	29	119,237,636.88	5.70574	49	73,113,366.89	7.16112
10	189,599,348.41	4.96891	30	116,359,355.18	6.31721	50	71,342,874.30	6.93032
11	185,031,350.32	4.80858	31	113,549,920.48	5.70599	51	69,614,684.14	7.16154
12	180,572,678.10	4.80855	32	110,807,689.25	5.89633	52	67,927,787.69	6.93072
13	176,220,720.49	4.96880	33	108,131,057.12	6.71576	53	66,281,200.22	6.93093
14	171,972,928.51	4.80848	34	105,523,359.21	7.04340	54	64,673,960.46	7.67375
15	167,826,813.95	4.96872	35	102,977,940.96	6.81641	55	63,105,130.03	6.93133
16	163,779,947.94	4.80840	36	100,493,317.65	6.81664	56	61,573,792.89	7.16259
17	159,829,959.57	4.80837	37	98,068,039.91	7.04409	57	0.00	0.00000
18	155,974,534.43	5.32351	38	95,700,692.86	6.81708
19	152,211,413.33	4.80829	39	93,389,895.33	7.04659
20	148,538,390.98	4.96853	40	91,134,310.17	6.81951

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Excess Cashflow:

The “Excess Cashflow” for any Distribution Date will be equal to the Available Distribution Amount remaining after making the distributions described in priorities 1) and 2) under “Priority of Distributions.”

Overcollateralization

Amount:

The “Overcollateralization Amount” is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate certificate principal balance of the Offered Certificates.  On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.35% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date To the extent the Overcollateralization Amount is below the Required Overcollateralization Amount, Excess Cashflow will be applied as payment of principal to increase the Overcollateralization Amount until the Required Overcollateralization Amount is reached as described under “Priority of Distributions”.

Required

Overcollateralization

Amount:

The “Required Overcollateralization Amount” is equal to 0.35% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Stepdown Date:

The earlier to occur of

(i)    the Distribution Date on which the certificate principal balance of the Senior

        Certificates has been reduced to zero and

(ii)   the later to occur of

  (x)  the Distribution Date occurring in October 2007 and

  (y)  the first Distribution Date on which the Senior Enhancement Percentage is equal to or greater than 11.50%.

The Stepdown Date is subject to change and final Rating Agency approval.

Senior Enhancement

Percentage:

The “Senior Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Mezzanine Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Credit Enhancement Percentages:

Class	Initial Credit Enhancement Percentage	Expected Credit Enhancement Percentage On or After Stepdown Date
A	5.750%	11.500%
M-1	3.500%	7.000%
M-2	1.750%	3.500%
M-3	0.350%	0.700%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 3 month average 60+ delinquency percentage equals or exceeds 40.00% of the current Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

Distribution Date	Percentage
October 2007 – September 2008	0.75%
October 2008 and thereafter	1.25%

All Trigger Events are subject to change and final Rating Agency approval.

Realized Losses:

Any “Realized Losses” on the Mortgage Loans will be allocated as follows: first, to Excess Cashflow, second, to reduce the Overcollateralization Amount to zero, third, to the Class M-3, Class M-2 and Class M-1 Certificates in that order, in each case until the respective certificate principal balance of such Class has been reduced to zero; thereafter, to the Senior Certificates, until the certificate principal balances has been reduced to zero.

Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed as follows:

1)

Interest funds, as follows: first, servicing fees and trustee fees, second, monthly interest plus any previously unpaid interest to the Senior Certificates, third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, and fifth, monthly interest to the Class M-3 Certificates.

2)

Principal funds, as follows: monthly principal to the Senior Certificates, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class M-3 Certificates as described under "Principal Paydown."

3)  Excess Cashflow as follows: as principal to the Offered Certificates to replenish or maintain Overcollateralization as described under "Principal Paydown", then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates and then any unpaid applied Realized Loss amount to the Class M-3 Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance

Agreement Distribution:

Any proceeds from the Yield Maintenance Agreement will be distributed as follows:

1)

Any remaining proceeds from the Yield Maintenance Agreement to pay any Basis Risk Shortfall Carry-forward Amount, first to the Senior Certificates, then to the Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, in that order;

2)

Any remaining proceeds from the Yield Maintenance Agreement to the holders of the non-offered classes of certificates as described in the pooling and servicing agreement.

Principal Paydown:

1)

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates, provided, however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates and then iii) the Class M-3 Certificates.

2)

On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, such that the Senior Certificates will have at least 11.50% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 7.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 3.50% credit enhancement, and fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 0.70% credit enhancement (subject, in each case, to any overcollateralization floors).

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Effective Available Funds Cap
	Effective		Effective		Effective
	Available		Available		Available
Period	Funds Cap (1)	Period	Funds Cap (1)	Period	Funds Cap (1)
1	NA	34	10.5%	67	10.5%
2	10.5%	35	10.5%	68	10.5%
3	10.5%	36	10.5%	69	10.5%
4	10.5%	37	10.5%	70	10.5%
5	10.5%	38	10.5%	71	10.5%
6	10.5%	39	10.5%	72	10.5%
7	10.5%	40	10.5%	73	10.5%
8	10.5%	41	10.5%	74	10.5%
9	10.5%	42	10.5%	75	10.5%
10	10.5%	43	10.5%	76	10.5%
11	10.5%	44	10.5%	77	10.5%
12	10.5%	45	10.5%	78	10.5%
13	10.5%	46	10.5%	79	10.5%
14	10.5%	47	10.5%	80	10.5%
15	10.5%	48	10.5%	81	10.5%
16	10.5%	49	10.5%	82	10.5%
17	10.5%	50	10.5%	83	10.5%
18	10.5%	51	10.5%	84	10.5%
19	10.5%	52	10.5%	85	10.5%
20	10.5%	53	10.5%	86	10.5%
21	10.5%	54	10.5%	87	10.5%
22	10.5%	55	10.5%	88	10.5%
23	10.5%	56	10.5%	89	10.5%
24	10.5%	57	10.5%	90	10.5%
25	10.5%	58	10.5%	91	10.5%
26	10.5%	59	10.5%	92	10.5%
27	10.5%	60	10.5%	93	10.5%
28	10.5%	61	10.5%	94	10.5%
29	10.5%	62	10.5%	95	10.5%
30	10.5%	63	10.5%	96	10.5%
31	10.5%	64	10.5%	97	10.5%
32	10.5%	65	10.5%
33	10.5%	66	10.5%

(1) The Effective Net WAC Cap Rate is calculated assuming One Month LIBOR, Six Month LIBOR and One Year LIBOR are 20.0% and is run at the Pricing Prepayment Speed to the Optional Termination Date (on an Actual/360 basis).  Includes proceeds from the Yield Maintenance Agreement as applicable.  The maximum rate is limited to 10.50%.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class A Certificates to Optional Termination Date
Prepayment Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	6.11	4.19	3.13	2.45	1.99
MDUR (yr) @ 100-00	5.44	3.85	2.93	2.33	1.90
Principal Window Begin	Oct-04	Oct-04	Oct-04	Oct-04	Oct-04
Principal Window End	Nov-19	May-15	Sep-12	Dec-10	Oct-09

Class A Certificates to Maturity
Prepayment Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	6.52	4.54	3.40	2.67	2.17
MDUR (yr) @ 100-00	5.72	4.11	3.15	2.51	2.06
Principal Window Begin	Oct-04	Oct-04	Oct-04	Oct-04	Oct-04
Principal Window End	May-32	Sep-27	Dec-22	Apr-19	Aug-16

Class M-1 Certificates to Optional Termination Date
Prepayment Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.29	7.08	5.30	4.33	3.80
MDUR (yr) @ 100-00	8.89	6.37	4.89	4.05	3.58
Principal Window Begin	Dec-09	Mar-08	Oct-07	Nov-07	Nov-07
Principal Window End	Nov-19	May-15	Sep-12	Dec-10	Oct-09

Class M-1 Certificates to Maturity
Prepayment Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.92	7.59	5.70	4.65	4.06
MDUR (yr) @ 100-00	9.31	6.75	5.20	4.31	3.80
Principal Window Begin	Dec-09	Mar-08	Oct-07	Nov-07	Nov-07
Principal Window End	Oct-25	Mar-20	Jul-16	Jan-14	Mar-12

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-2 Certificates to Optional Termination Date
Prepayment Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.29	7.08	5.30	4.31	3.76
MDUR (yr) @ 100-00	8.63	6.24	4.80	3.97	3.50
Principal Window Begin	Dec-09	Mar-08	Oct-07	Oct-07	Oct-07
Principal Window End	Nov-19	May-15	Sep-12	Dec-10	Oct-09

Class M-2 Certificates to Maturity
Prepayment Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.62	7.34	5.51	4.47	3.88
MDUR (yr) @ 100-00	8.84	6.42	4.96	4.10	3.61
Principal Window Begin	Dec-09	Mar-08	Oct-07	Oct-07	Oct-07
Principal Window End	Jun-23	Mar-18	Dec-14	Oct-12	Mar-11

Class M-3 Certificates to Optional Termination Date
Prepayment Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	9.08	6.20	4.64	3.82	3.39
MDUR (yr) @ 100-00	7.47	5.38	4.15	3.49	3.12
Principal Window Begin	Dec-09	Mar-08	Oct-07	Oct-07	Oct-07
Principal Window End	Nov-19	May-15	Sep-12	Dec-10	Oct-09

Class M-3 Certificates to Maturity
Prepayment Speed	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	9.08	6.20	4.64	3.82	3.39
MDUR (yr) @ 100-00	7.47	5.38	4.15	3.49	3.12
Principal Window Begin	Dec-09	Mar-08	Oct-07	Oct-07	Oct-07
Principal Window End	Nov-19	May-15	Sep-12	Dec-10	Oct-09

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FNBA Mortgage Pass-Through Certificates
Series 2004-AR1
Mortgage Loans
Preliminary Collateral Information
As of September 1, 2004

		Minimum	Maximum
Scheduled Principal Balance	$224,498,972	$53,747	$1,850,000
Average Scheduled Principal Balance	$265,052
Number of Mortgage Loans	847

Weighted Average Gross Coupon	5.354%	3.500%	8.000%
Weighted Average FICO Score	714	596	816
Weighted Average Combined Original LTV	77.00%	10.71%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	356 months	350 months	358 months
Weighted Average Seasoning	4 months	2 months	10 months

Weighted Average Gross Margin	2.541%	2.250%	3.875%
Weighted Average Minimum Interest Rate	2.623%	2.250%	6.500%
Weighted Average Maximum Interest Rate	11.280%	9.000%	15.000%
Weighted Average Initial Rate Cap	5.692%	2.000%	6.000%
Weighted Average Subsequent Rate Cap	2.880%	1.000%	6.000%
Weighted Average Months to Roll	45 months	18 months	81 months

Maturity Date		Nov. 1, 2033	Jul. 1, 2034
Maximum Zip Code Concentration	1.02%	92037

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	51	$4,267,940.41	1.90%	5.552%	356	75.73%	727
100,000.01 - 150,000.00	144	18,225,865.49	8.12	5.410	356	78.44	718
150,000.01 - 200,000.00	147	25,890,247.25	11.53	5.402	356	78.82	716
200,000.01 - 250,000.00	126	28,020,584.78	12.48	5.241	356	77.16	711
250,000.01 - 300,000.00	122	33,462,761.79	14.91	5.163	356	77.17	718
300,000.01 - 350,000.00	99	32,091,807.70	14.29	5.174	356	76.08	716
350,000.01 - 400,000.00	37	14,020,989.15	6.25	5.654	356	79.07	708
400,000.01 - 450,000.00	25	10,500,165.58	4.68	5.554	356	80.86	708
450,000.01 - 500,000.00	31	14,628,402.59	6.52	5.613	356	79.73	727
500,000.01 - 550,000.00	17	8,881,364.87	3.96	5.469	356	77.36	701
550,000.01 - 600,000.00	16	9,151,395.43	4.08	5.409	356	80.10	704
600,000.01 - 650,000.00	17	10,840,141.51	4.83	5.569	356	74.95	706
650,000.01 - 700,000.00	2	1,357,001.46	0.60	4.455	357	69.20	712
700,000.01 - 750,000.00	1	707,495.41	0.32	5.500	356	74.99	674
800,000.01 - 850,000.00	1	810,000.00	0.36	5.375	356	43.20	662
850,000.01 - 900,000.00	3	2,655,000.00	1.18	5.129	356	63.90	728
900,000.01 - 950,000.00	2	1,880,657.95	0.84	5.624	355	72.48	688
950,000.01 - 1,000,000.00	4	3,933,050.00	1.75	4.903	355	66.96	754
1,000,000.01+	2	3,174,100.44	1.41	5.771	356	62.82	683
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	16	$3,957,209.10	1.76%	3.745%	356	75.47%	729
4.000 - 4.499	56	12,317,978.27	5.49	4.226	356	69.50	720
4.500 - 4.999	200	51,832,488.89	23.09	4.723	356	71.81	720
5.000 - 5.499	207	58,900,451.56	26.24	5.184	356	75.61	715
5.500 - 5.999	202	54,974,065.10	24.49	5.659	356	78.68	706
6.000 - 6.499	87	23,284,149.25	10.37	6.174	356	85.44	709
6.500 - 6.999	61	15,786,740.06	7.03	6.658	356	84.80	717
7.000 - 7.499	14	2,598,715.96	1.16	7.123	356	86.73	709
7.500 - 7.999	3	647,373.62	0.29	7.650	357	91.90	746
8.000 - 8.499	1	199,800.00	0.09	8.000	357	90.00	674
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	1	$149,545.32	0.07%	4.500%	357	47.50%	596
600-624	7	1,854,181.16	0.83	5.230	356	83.09	619
625-649	31	10,180,531.72	4.53	5.727	356	80.51	640
650-674	106	28,945,921.92	12.89	5.530	356	78.22	664
675-699	168	45,884,541.12	20.44	5.236	356	76.21	687
700+	534	137,484,250.57	61.24	5.332	356	76.70	740
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	38	$8,207,725.39	3.66%	4.940%	356	41.30%	717
50.00- 54.99	18	5,703,767.27	2.54	4.949	357	52.85	739
55.00- 59.99	17	7,142,736.26	3.18	4.891	356	57.91	713
60.00- 64.99	50	15,483,348.02	6.90	4.951	356	63.06	710
65.00- 69.99	42	12,202,132.53	5.44	5.016	356	67.41	716
70.00- 74.99	56	14,922,465.58	6.65	5.119	356	72.39	718
75.00- 79.99	142	38,376,425.76	17.09	5.312	356	77.93	718
80.00	255	68,410,566.17	30.47	5.308	356	80.00	714
80.01- 84.99	11	3,042,302.39	1.36	5.735	356	83.70	687
85.00- 89.99	55	13,353,250.99	5.95	5.749	356	87.92	700
90.00- 94.99	112	26,748,211.71	11.91	6.006	356	90.66	715
95.00- 99.99	51	10,906,039.74	4.86	5.703	356	95.00	705
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	35	$8,793,151.96	3.92%	4.978%	356	73.32%	714
20.01 -25.00	57	17,424,252.18	7.76	5.202	356	74.13	719
25.01 -30.00	101	27,778,245.73	12.37	5.058	356	75.28	716
30.01 -35.00	114	32,288,175.78	14.38	5.254	356	78.70	707
35.01 -40.00	135	32,062,443.90	14.28	5.124	356	78.24	707
40.01 -45.00	82	24,234,711.70	10.80	5.204	356	77.50	711
45.01 -50.00	63	15,896,924.84	7.08	5.244	356	77.80	695
50.01 -55.00	1	450,143.09	0.20	5.875	357	80.00	680
None	259	65,570,922.63	29.21	5.811	356	77.15	725
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR	49	$12,055,740.56	5.37%	5.923%	356	83.19%	712
2/28 6 MO LIBOR IO	81	22,647,702.76	10.09	5.641	356	82.11	713
3/1 YR LIBOR	22	5,332,552.37	2.38	4.201	356	79.31	716
3/1 YR LIBOR IO	32	7,442,363.45	3.32	4.487	356	74.30	721
3/27 6 MO LIBOR	41	9,644,280.70	4.30	5.825	356	83.02	709
3/27 6 MO LIBOR IO	106	28,975,169.91	12.91	5.539	356	81.26	721
5/1 YR LIBOR	25	4,729,310.66	2.11	4.837	356	73.87	718
5/1 YR LIBOR IO	42	13,636,646.39	6.07	4.915	356	76.84	721
5/25 6 MO LIBOR	122	27,957,060.28	12.45	5.608	356	75.85	714
5/25 6 MO LIBOR IO	326	91,834,156.43	40.91	5.254	356	73.64	711
7/23 6 MO LIBOR	1	243,988.30	0.11	4.875	357	52.69	712
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	587	$164,536,038.94	73.29%	5.295%	356	76.44%	714
Not Interest Only	260	59,962,932.87	26.71	5.517	356	78.54	714
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Prepayment Penalty	384	$110,521,556.54	49.23%	5.127%	356	72.55%	716
Prepay Penalty: 12 months	95	25,723,559.34	11.46	5.766	356	82.84	710
Prepay Penalty: 24 months	77	18,285,678.50	8.15	5.702	356	81.39	713
Prepay Penalty: 36 months	138	34,459,219.93	15.35	5.460	356	81.18	712
Prepay Penalty: 60 months	153	35,508,957.50	15.82	5.481	356	80.31	714
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	256	$63,612,058.87	28.34%	4.943%	356	75.84%	711
No Documentation	177	40,241,152.31	17.92	5.880	356	75.83	732
No Income/No Asset	13	3,390,178.51	1.51	6.075	356	86.06	710
No Ratio	69	21,939,591.81	9.77	5.645	356	78.19	715
Stated Documentation	332	95,315,990.31	42.46	5.314	356	77.68	709
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	286	$82,376,170.01	36.69%	5.320%	356	73.19%	705
Purchase	436	108,872,176.91	48.50	5.495	356	81.37	722
Refinance	125	33,250,624.89	14.81	4.978	356	72.13	712
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2-4 Units	62	$18,107,992.36	8.07%	5.838%	356	79.01%	714
Condominium	141	28,848,255.02	12.85	5.241	356	75.97	720
Deminimus PUD	2	527,166.84	0.23	5.000	354	82.50	726
PUD	225	62,942,544.87	28.04	5.257	356	77.71	716
Single Family	417	114,073,012.72	50.81	5.361	356	76.53	712
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	86	$23,847,180.20	10.62%	5.004%	356	64.28%	718
Primary	707	189,769,811.15	84.53	5.400	356	78.48	713
Second Home	54	10,881,980.46	4.85	5.320	356	79.09	722
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	$178,264.64	0.08%	5.875%	357	89.95%	692
Arizona	115	26,632,564.13	11.86	5.168	356	79.37	722
California	236	75,046,620.65	33.43	5.062	356	69.47	713
Colorado	9	4,015,718.15	1.79	5.788	356	75.00	713
Connecticut	9	2,680,201.48	1.19	6.019	357	85.95	729
District of Columbia	1	114,668.63	0.05	5.625	356	80.00	651
Florida	88	17,362,440.87	7.73	5.620	356	83.07	712
Georgia	14	3,998,126.76	1.78	5.497	356	78.59	722
Idaho	2	174,340.70	0.08	5.078	354	87.94	671
Illinois	35	8,253,033.72	3.68	5.743	356	84.31	718
Indiana	3	477,104.45	0.21	5.901	356	85.03	679
Kentucky	2	318,400.00	0.14	4.949	356	74.33	668
Maryland	12	3,657,229.97	1.63	5.521	356	82.06	723
Massachusetts	19	5,256,059.66	2.34	5.724	356	83.16	717
Michigan	23	6,071,604.70	2.70	5.687	356	81.17	725
Minnesota	11	2,845,015.56	1.27	5.798	356	85.26	704
Missouri	4	544,446.93	0.24	6.387	356	89.46	699
Montana	1	398,500.00	0.18	5.875	357	79.94	675
Nevada	78	19,632,217.37	8.74	4.857	356	76.84	716
New Jersey	34	9,729,671.89	4.33	6.044	355	81.38	687
New Mexico	3	493,045.83	0.22	5.643	356	82.42	718
New York	27	9,068,719.05	4.04	5.881	356	82.93	720
North Carolina	15	3,065,382.32	1.37	5.586	356	83.54	724
Ohio	8	1,117,694.90	0.50	5.757	356	82.51	717
Oregon	12	2,966,327.36	1.32	5.435	356	78.66	717
Pennsylvania	3	400,913.56	0.18	6.093	357	84.63	692
Rhode Island	6	1,415,110.32	0.63	6.370	356	81.84	707
South Carolina	14	3,665,242.89	1.63	5.538	356	80.13	705
Tennessee	9	2,559,556.03	1.14	5.649	355	80.29	691
Texas	3	720,696.62	0.32	6.158	358	88.86	668
Utah	3	726,848.60	0.32	6.354	356	84.90	710
Virginia	25	6,694,278.92	2.98	5.462	356	79.81	731
Washington	21	4,098,906.87	1.83	5.255	357	78.93	711
Wisconsin	1	120,018.28	0.05	6.000	356	88.75	733
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	354	$101,746,152.98	45.32%	4.951%	356	71.02%	716
2.500 - 2.999	477	118,141,264.37	52.62	5.675	356	81.66	712
3.000 - 3.499	1	296,000.00	0.13	5.750	356	84.81	662
3.500 - 3.999	15	4,315,554.46	1.92	6.069	356	89.88	724
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	328	$95,090,310.30	42.36%	4.988%	356	70.69%	715
2.500 - 2.999	472	117,328,659.18	52.26	5.676	356	81.68	712
3.000 - 3.499	1	296,000.00	0.13	5.750	356	84.81	662
3.500 - 3.999	19	5,069,433.90	2.26	5.438	356	87.06	717
4.000 - 4.499	6	1,212,320.15	0.54	4.171	356	78.98	715
4.500 - 4.999	10	3,265,056.49	1.45	4.624	356	71.26	746
5.000 - 5.499	5	1,099,090.48	0.49	5.088	356	84.57	718
5.500 - 5.999	4	713,692.30	0.32	5.741	356	81.05	726
6.000 - 6.499	1	284,919.40	0.13	6.250	355	85.00	747
6.500 - 6.999	1	139,489.61	0.06	6.500	357	78.65	816
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.000 - 9.499	12	$2,189,839.77	0.98%	4.267%	356	76.38%	729
9.500 - 9.999	48	11,939,999.86	5.32	4.375	356	73.68	732
10.000 -10.499	60	15,551,936.80	6.93	4.553	356	71.31	714
10.500 -10.999	174	46,281,969.06	20.62	4.773	356	72.17	718
11.000 -11.499	188	52,867,730.91	23.55	5.190	356	75.32	716
11.500 -11.999	196	52,576,518.54	23.42	5.655	356	78.54	706
12.000 -12.499	87	23,199,229.85	10.33	6.168	356	85.40	709
12.500 -12.999	62	16,071,659.46	7.16	6.651	356	84.80	718
13.000 -13.499	14	2,598,715.96	1.16	7.123	356	86.73	709
13.500 -13.999	3	647,373.62	0.29	7.650	357	91.90	746
14.000 -14.499	2	477,914.36	0.21	6.327	357	89.99	688
15.000 -15.499	1	96,083.62	0.04	5.625	356	74.23	678
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000	54	$12,774,915.82	5.69%	4.368%	356	76.39%	719
5.000	66	18,087,842.69	8.06	4.892	356	75.86	721
6.000	727	193,636,213.30	86.25	5.463	356	77.15	713
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	315	$78,239,214.22	34.85%	5.844%	356	81.33%	712
2.000	265	75,333,270.68	33.56	4.988	357	70.95	716
5.000	31	7,951,618.71	3.54	4.732	356	75.51	716
6.000	236	62,974,868.20	28.05	5.263	355	79.05	714
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
03/01/06	5	$703,674.52	0.31%	6.479%	354	74.79%	662
04/01/06	28	9,148,155.93	4.07	5.321	355	77.79	714
05/01/06	43	11,591,761.00	5.16	5.579	356	82.83	706
06/01/06	48	11,338,125.56	5.05	6.103	357	86.17	723
07/01/06	6	1,921,726.31	0.86	6.275	358	83.86	706
11/01/06	1	296,356.90	0.13	4.875	350	89.98	662
03/01/07	2	421,297.70	0.19	5.247	354	85.12	701
04/01/07	40	11,405,374.07	5.08	5.095	355	80.75	720
05/01/07	78	20,048,826.46	8.93	5.288	356	80.34	720
06/01/07	74	18,089,646.67	8.06	5.437	357	79.91	717
07/01/07	6	1,132,864.63	0.50	5.595	358	80.71	709
11/01/08	1	960,000.00	0.43	5.125	350	75.00	725
12/01/08	3	795,728.55	0.35	6.035	351	77.97	698
01/01/09	1	454,757.47	0.20	6.125	352	90.00	758
02/01/09	3	1,550,160.85	0.69	5.941	353	76.67	655
03/01/09	11	2,777,641.75	1.24	6.249	354	81.97	679
04/01/09	87	20,545,092.37	9.15	5.053	355	78.23	712
05/01/09	184	49,702,387.89	22.14	5.131	356	74.19	711
06/01/09	219	59,921,905.72	26.69	5.396	357	72.56	717
07/01/09	6	1,449,499.16	0.65	5.512	358	80.25	732
06/01/11	1	243,988.30	0.11	4.875	357	52.69	712
Total	847	$224,498,971.81	100.00%	5.354%	356	77.00%	714